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                                                                    EXHIBIT 23.1





                    CONSENT OF WHITEHEAD, PORTER & GORDON LLP





We hereby consent to the reference to our firm under the heading "Legal Matters" in the Prospectus that is part of the Registration Statement on Form SB-2, to be filed by Yosemite Mortgage Fund II, LLC, with the Securities and Exchange Commission on or about August 16, 2002.



/s/ WHITEHEAD, PORTER & GORDON LLP
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San Francisco, California
August 15, 2002




                                   Ex. 23.1-1